AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is made on the 25th day of August, 2010

BETWEEN:

PLAY LA INC., with registered offices at Mossack Fonseca & Co.,

Akara Building, PO Box 3136, 24 de Castro Street, Wickhams

Cay 1, Road Town, Tortola, BVI

(hereinafter referred to as the “Purchaser”)

OF THE FIRST PART

AND:

Paul Sandells, Businessman, of 7 Douglas Bader Close,

Lutterworth, Leicestershire, United Kingdom  LE17 5RX

(hereinafter referred to as the “Vendor”)

OF THE SECOND PART

WHEREAS:

A.

The Purchaser and the Vendor entered into an Agreement dated January 18th, 2010 whereby the Vendor has agreed to sell the Poker News Headlines Undertaking to the Purchaser; and

B.

The Purchaser and the Vendor hereby wish to amend certain terms of the Agreement dated January 18th, 2010;

C.

The Purchaser and the Vendor mutually agree to amend the Purchase Price to the sum of USD $7,500.

NOW THEREFORE, the Parties agree as follows:

1.

The Purchase Price means the sum of USD $7,500. (Seven Thousand Five Hundred Dollars)

2.

The Vendor hereby sells and assigns to the Purchaser and the Purchaser hereby purchases from the Vendor the Headlines Undertaking for the Purchase Price, as the same is required to be adjusted under this Agreement and allocated as follows:

Domain and development	$1,000
Website content	4,000
Website forum and subscribers	1,000
Goodwill	1,500
$7,500

3.

The Vendor agrees to return the original share certificate number 227 in the amount of 58,824 common shares of Play LA Inc. upon execution of this Amendment Agreement to the Purchaser for cancellation.

4.

The Purchaser agrees to pay the Vendor USD $7,500 by wire transfer payment, directly to the Vendors Bank coordinates, for the Headlines Undertaking, in full, within 2 business days of receipt of cancellation notice and original share certificate.

5.

The payment of $7,500 USD will be full and final payment in regards to the Agreement dated January 18, 2010, and for any and all related matters connected with said Agreement.

IN WITNESS HEREOF, the Purchaser and the Vendor have executed this Amendment Agreement as of the date first mentioned above.

EXECUTED by Play LA Inc. in the presence of:

_/s/___Maribel__________________________

_/s/ David Hallonquist____________________

Signature

DAVID HALLLONQUIST

__Maribel Jordan_______________________

Print Name

____________________________________

Occupation

SIGNED, SEALED AND DELIVERED in the presence of:

___/s/ K Sandells  ______________________

__/s/ P Sandellls______________________

Signature

PAUL SANDELLS

___K Sandells                       ________________

Print Name

___Teacher ___________________________

Occupation